Exhibit 99.2

CLNN (NASDAQ) N o v e mb e r 8 , 2 0 2 1

Forward Looking Statements 2 This presentation contains "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results . Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates ; the clinical results for its drug candidates, which may not support further development or marketing approval ; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval ; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved ; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs ; Clene’s reliance on third parties to conduct drug development, manufacturing and other services ; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates ; the impact of the COVID - 19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in Clene’s recently filed registration statement on Form S - 1 (filed July 22 , 2021 ), as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U . S . Securities and Exchange Commission . Clene undertakes no obligation to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . All information in this presentation is as of the date of presented or the date made publicly available . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation .

Creating Elemental Solutions for Human Health Œ 3 CL E N E Ρ | M a n a g em e n t Te a m

CLENE | Overview

CNM-Au8®

a gold nanocrystal suspension, in development as the first energetic catalyst to remyelinate[1] & neuroprotect





ALS Registration Trial

Topline data in 2H 2022[2]

>230

patient years of CNM-Au8 clinical exposure





Manufacturing expansion in progress, preparing for possible commercialization in 2023

Strong IP:

130+

patents on Clean-Surface-Nanocrystal technology (CSN®) platform





September 30, 2021 Cash and restricted cash on hand

(unaudited):

$60.6M

4

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. [2]https://clinicaltrials.gov/ct2/show/NCT04414345.

CLENE NANOMEDICINE

5 CLENE | Pipeline

Neurons With High Energetic Demand Are At Increased Risk For Neurodegenerative Disease

Brain Energy Potential Declines With Normal Aging

~0.5% NAD⁺/NADH unit decline per decade

(-0.13 mV units per year by ^{31}P-MRS Imaging)



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

Closed squares = averaged data by age group: 21-26 yrs, 33-36 yrs, and 59-68 yrs old; Open squares= individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

6

Clene Nanomedicine

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA . 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

CNM-Au8® | Catalytically-Active Nanocrystals

Intersection of Physics and Biology

CNM-Au8
Nanocrystal


10 NM

> 100 Trillion Nanocrystals per 60 mL Dose (At 30mg)

Clean Surfaced, Highly Faceted Shape Enhances Catalytic Activity



Electron Sharing Drives Catalytic Activity

Vertices, Edges, & Facets Key to Catalytic Activity

CNM-Au8
Catalytically Active
Nanocrystal Suspension



Once Daily Oral Suspension

7
CLENE NANOMEDICINE

CNM-Au8 | Improves Energy Production to Promote Neuroprotection and Remyelination

CNM-Au8 Nanocrystal



Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

Improved Energy Production and Utilization

- ↑ Increased energetic potential
- ↑ Improved resistance to oxidative, mitochondrial, and excitotoxic stressors
- ↓ Reduction in levels of misfolded proteins

Promotes Neuroprotection and Remyelination


Remyelination
Damaged Neuron
Healthy Neuron
Neuroprotection

8

CLENE NANOMEDICINE

CNM - Au8 | Significant Global Opportunity 70 7 , 158 10 3,9 0 3 828,703 596,4 0 7 256,455 1,407,701 0 4 00 , 0 0 0 800,000 1 , 2 00 , 00 0 1 , 6 00 , 0 0 0 U . S . C a n a d a W. Europe Central/E. Europe J a p a n C h i n a Est. Diagnosed PD Patients by Region Source: Lancet Neurol. 2018 Nov;17(11):939 - 953; ~6.1M patients globally, data as of 2016.. PARKINSON’S DISEASE ~ 6 . 1 M p t s g l ob a ll y ; $ 6 B p r o j e c t e d b y 2 0 2 6 3 2 ND most common neurodegenerative disorder; only symptomatic treatments 62,531 10,013 71,288 10,946 13, 8 9 3 54,405 0 2 0 , 00 0 40,000 6 0 , 00 0 8 0 , 00 0 U . S . C a n a d a W. Europe C e n t r a l / E . E ur o p e J a p a n C h i n a Est. Diagnosed MND Patients by Region Source: Lancet Neurol. 2018 Dec;17(12):1083 - 1097. MND includes amyotrophic lateral sclerosis, spinal muscular atrophy, hereditary spastic paraplegia, primary lateral sclerosis, progressive muscular atrophy, and pseudobulbar palsy MOTOR NEURON DISEASE (ALS, Other Orphan Disorders) AL S s al e s > $ 1 B gl o b a ll y b y 2 0 2 9 1 . Cur r e nt drugs are largely ine ﬀ ective, mostly generic Source: Lancet Neurol. 2019 Mar;18(3):269 - 285; ~2.2.M patients globally, data as of 2016 511,855 7 9, 4 19 543,862 204,591 46, 2 4 9 103,194 0 1 5 0 , 0 0 0 300 , 00 0 4 5 0 , 0 0 0 600,000 U . S . C a n a d a W. Europe C e n t r a l / E . E ur o p e J a p a n C h i n a Est. Diagnosed MS Patients by Region MULTIPLE SCLEROSIS ~ 2 . 2 M p t s g l ob a ll y ; $ 2 3 B m a r k et 2 Only approved treatments are immunomodulators 9 1 Clarivate, DRG, ALS 2020 . 2 Westad et al. 2017, doi:10.1038/nrd.2017.107;. 3 Parkinson’s Market Data Forecast, April 2021.

CNM-Au8 | Preclinical Evidence for Energetic Improvement

Therapeutic Activity Across Remyelination + Neuroprotection Models

REMYELINATION[1]

Chronic Global CNS Demyelination
- Chronic Cuprizone (CPZ) Pilot
- Chronic CPZ Repeat Validation
- Prevent CPZ Damage
- Post-Chronic CPZ Myelin Recovery
- Chronic CPZ Functional Outcome

Focal Spinal Cord Remyelination
- Lysolecithin Focal Remyelination (I)
- Lysolecithin Focal Remyelination (II)

Perinatal Myelin Injury
- Cerebral Palsy Remyelination *Ex Vivo*

NEUROPROTECTION[2]

Neuroprotection: Motor Neuron
- MN Neuroprotection iPSC MN *In Vitro, Astrocyte*
- MN Glutamate Excitotoxicity *In Vitro*
- MN Amyloid beta *In Vitro*
- MN Neuroprotection *ALS SOD1, In Vivo*
- MN Neuroprotection *ALS SOD1, In Vitro*

Neuroprotection: Dopaminergic
- PD Neurotoxin MPP *In Vitro*
- PD Neurotoxin *6-OHDA In Vitro*
- PD Neurotoxin *6-OHDA In Vivo*

Neuroprotection: Other
- Hippocampal Neuron Glutamate Excitotoxicity *In Vitro*
- Cortical Neuron Glutamate Excitotoxicity *In Vitro*
- Forebrain Neuroprotection *C9ORF72 In Vitro*
- Alzheimer's Disease Induced Neurons *In Vitro*

PUBLICATION

Robinson et al.
Sci Rep. 2020
Feb 11

SCIENTIFIC REPORTS

OPEN **Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis**

10

Data on File, Clene Nanomedicine, Inc. Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.

Clene NANOMEDICINE

CNM-Au8 | Neuroprotection & Remyelination

Phase 2 and Phase 3 Clinical Trials

Disease	Clinical Trials	Key Findings
Amyotrophic Lateral Sclerosis (ALS)	RESCUEALS Phase 2	Evidence of CNM-Au8 treatment effect on ALS disease progression
	HEALEY ALS Platform Trial Phase 3	Ongoing
Parkinsons Disease (PD)	RepairPD – Phase 2 target engagement	Established brain target engagement & safety
	RESCUEPD Phase 2	*Planned*: Demonstrate Disease Modification
Multiple Sclerosis (MS)	VisionaryMS Study Phase 2	Ongoing
	RepairMS – Phase 2 target engagement	Established brain target engagement & safety

11
Data on File, Clene Nanomedicine, Inc.
Clene Nanomedicine

CNM - Au8 | Safety Summary Over 230 Years of Patient Exposure Without Any Safety Signals Patient Exposure Across PD, MS, & ALS • Long - term dosing experience up to 110 weeks All Animal Toxicology Studies Resulted in No - Adverse E ﬀ ect Level (NOAEL) Findings Clean Toxicology Findings • Multiple species up to 9 - months treatment • Up to maximum feasible dosing without any toxicology findings related to CNM - Au 8 Assessed as Predominantly Mild - to - Moderate Severity and Transient 12 Well Tolerated Adverse Event (AE) Profile • No related CNM - Au8 AEs leading to discontinuation of treatment • No SAEs related to CNM - Au8 considered severe, life - threatening, or resulting in death

Phase 2

RepairPD

RepairMS

CNM-Au8 Effects on Brain Energetic Metabolites

A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (^{31}P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State (REPAIR)

RepairPD — Early Parkinson's Disease

RepairMS — Stable Relapsing MS

Screening	D0	Week 4	Week 8	Week 12+	EOS
Day -42 to -1	*Baseline Visit* *Assessments* ***^{31}P-MRS Scan*** *Dispense Drug*	*Visit* *Safety Assessment* *Dispense Drug*	*Visit* *Safety Assessment* *Dispense Drug*	*Visit* *End of Treatment* ***^{31}P-MRS Scan***	*Visit* *Follow-up* ***^{31}P-MRS Scan*** *(REPAIR-MS)*

4-6 weeks (Week 12+ to EOS)

1° **Change in Brain Bioenergetic Potential (NAD^+/NADH) vs. Baseline**

N = Up to 15 per dosing cohort

(7.5, 15, 30, or 60 mg)

2°
- Difference in brain NAD^+ and NADH fraction at Week 12 (End of Treatment)

Exploratory
- Difference in bioenergetic metabolites (e.g., ATP, NAD) concentration at Week 12 – 16
- Difference in brain membrane markers (PE, PC, etc.) at Week 12 – 16

13

CLENE NANOMEDICINE

CNM - Au8 Improves Brain Energy Metabolism Increases NAD+/NADH Ratio in MS & PD Phase 2 Results 1 ƒ E n dpo i n t 2 ƒ Endpoints NAD is an essential molecule responsible for cellular energy production 14

(January 2020); FPFV 16 - Jan - 2020; 45 of 42 enrolled (Nov - 2020) Phase 2 15 1 Study was powered for MUNIX primary endpoint Neurophysiology MUNIX 1 Pulmonary Function Forced Vital Capacity F u n c t i o n & Q o L ALSFRS - R, ALSSQOL - SF Disease Progression & Survival

RESCUEALS | Pioneered Use of MUNIX Biomarker

Primary Endpoint: Spinal Cord Lower Motor Neuron Protection

MUNIX biomarker estimates the number of functioning lower motor neurons serving specific muscles


Motor
Neuron
Spinal Cord
Motor
Units
Muscle Fibers

Primary Endpoint:
Spinal Cord
Lower Motor Neuron
Motor Unit Index
(MUNIX) Sum

Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior



Bulbar Onset ALS
(Brainstem)

Limb Onset ALS
(Spinal Cord)

16

CLENE NANOMEDICINE

| Results Support Phase 3 Development 17 Data on File, Clene Nanomedicine, Inc.

RESCUEALS | Evidence for Motor Neuron Protection

Primary Endpoint (MUNIX %, LS Mean Change)

All Randomized



MUNIX(4) Sum Percent Change from Baseline
RESCUE-ALS Primary Endpoint
Mixed Model Repeat Measure (ITT Population, All Randomized)
LS Mean Difference
MUNIX(4) Sum Percent (%) Change (LS Mean)
(Sum of MUNIX Values for ADM, APB, BB, TA)
20
0
-20
-40
-60
Week-12 LS Mean
Week-24 LS Mean
Week-36 LS Mean
18.4 (CI: -0.6, 37.4)
p < 0.06
5.3 (CI: -10.9, 21.5)
p = NS
7.7 (CI: -11.9, 27.3)
p = NS
CNM-Au8 30mg
Placebo
12
24
36
Weeks
(Post-Randomization)

	12	24	36
Active, n =	21	21	20
Placebo, n =	21	19	16

P-value is based on mixed model repeat measures with treatment, visit, treatment by visit interaction as fixed effects, and baseline value and ENCALS score as covariates. An unstructured covariance model was used.

All Placebo

Limited Rate of MUNIX Decline in Bulbar Onset



MUNIX(4) Sum Percent Change from Baseline
RESCUE-ALS: Placebo Rate of Progression
Observed Values (Limb Onset vs. Bulbar Onset)
(Mean ± SEM)
MUNIX(4) Sum Percent (%) Change from BL
(Sum of MUNIX Values for ADM, APB, BB, TA)
125
100
75
50
0
12
24
36
Weeks
(Post-Randomization)
Placebo: Limb Onset, n = 17
Placebo: Bulbar Onset, n=5
Bulbar
Limb

Insufficient Spinal Cord Lower Motor Neuron Progression in Early Bulbar Trial Participants

18

Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

RESCUEALS | MUNIX Biomarker Efficacy in Limb Onset

Primary Endpoint (MUNIX %, LS Mean Change, Limb Onset Subset)

Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum

Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior



Pre-specified: Limb Onset

MUNIX(4) Sum Percent Change from Baseline
RESCUE-ALS Primary Endpoint
Mixed Model Repeat Measure (ITT Population, Limb Onset Subset)
LS Mean Difference



MUNIX(4) Sum Percent (%) Change (LS Mean)
(Sum of MUNIX Values for ADM, APB, BB, TA)
20
0
-20
-40
-60
Week-12 LS Mean
Week-24 LS Mean
Week-36 LS Mean
24.6 (CI: 1.4, 47.7)
p = 0.0385
46%
12.8 (CI: -7.6, 33.2)
p = 0.2087
45%
20.9 (CI: -2.2, 44.0)
p = 0.0741
CNM-Au8 30mg
Placebo
12
24
36
Weeks
(Post-Randomization)

	12	24	36
Active, n =	14	15	14
Placebo, n =	17	16	12

P-value is based on mixed model repeat measures with treatment, visit, treatment by visit interaction as fixed effects, and baseline value and ENCALS score as covariates. An unstructured covariance model was used.

19

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

| Significant Impact on ALSFRS - R Decline Exploratory (ALSFRS - R Responder Analysis) All Randomized 20 Data on File, Clene Nanomedicine, Inc.

| Significant Quality of Life Improvement Exploratory (ALS Specific QOL - SF) All Randomized 21 Data on File, Clene Nanomedicine, Inc.

| Significant Impact on ALS Disease Progression Exploratory Endpoint (Disease Progression) ALS Disease Progression defined as: • D e a t h , o r • Tracheostomy, or • Non - invasive ventilation, or • Gastrostomy tube All B ul b ar All L i m b Sensitivity 22 Data on File, Clene Nanomedicine, Inc.

| Potential Survival Signal Exploratory Endpoint (Observed Survival vs. Predicted) ENCALS Predicted 23 Data on File, Clene Nanomedicine, Inc. Observed Survival Start of O p e n L a b el Extension (Wk36+)

RESCUEALS | Well Tolerated & No Safety Signals

Safety Summary

- No CNM-Au8 related serious adverse events (SAEs)
- No CNM-Au8 related drug discontinuations
- No imbalances in treatment emergent adverse event (TEAEs)
- TEAEs were predominantly mild-to-moderate and transient
- Most common TEAEs associated with CNM-Au8
  (aspiration pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2)

24
Data on File, Clene Nanomedicine, Inc.
Clene Nanomedicine

Phase 3

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)


SCREENING (July 2020)
Day -28 to -1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 76
6 WEEKS
EOS
Regimen A (n=160)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Regimen D (n=160)
End of study or Open Label Extension (up to 52 weeks)
Multiple Independent Regimens with Pooled Placebo
Phone calls at Weeks 2, 12, 20

1° **Change in ALSFRS-R**

2° **Slow Vital Capacity**
Hand-Held Dynamometry
Survival

Exploratory Endpoints

- Combined Joint Rank (Survival + ALSFRS-R)
- Voice pathology
- PRO (ALSAQ)
- Pharmacodynamic markers

Anticipated full unblinded data readout: 2H 2022

25

26 Exploratory Endpoints Treatment of Vis ual Pathway Deficits I n Chronic O ptic N eu r op a t h y f o r A s se s s m e n t o f R e m y el i n a t i o n i n N o n - A c t i v e Relapsing MS Change in Low Contrast Letter Acuity (LCLA) At Week 24 Up to 48 - Week Placebo - Control 2:1 Randomization (Active: Placebo ) 15 m g , 3 0 m g , P l a c e b o ( n= 15 0) • Optical Coherence Tomography (OCT) • Multi - focal VEP Amplitude & Latency • Full field - VEP Amplitude & Latency • MRI Endpoints • Visual Function (High Contrast) • QOL / EDSS 1 ι 2 ι Change Composite Clinical Response 9HPT / SDMT / T25FW / LCLA / EDSS Phase 2 - 42 to - 1 24 - Week Blinded Fixed Treatment Period Up to 24 - Week Blinded Extension Period (Until LPLV 24Wk Visit) LP L V Anticipated top - line unblinded data: 1H 2023* *Subject to ongoing COVID - 19 related site research restrictions generally implemented to protect MS patients taking standard - of - care immunosuppressive therapies

27 LCLA Phase 2 Primary: Functional Visual Improvement LCLA Correlates with clinically meaningful deficits in QOL, EDSS a n d M S F C , MR I , a n d O C T 1 MS Functional Endpoints Phase 2 Exploratory: Neuroprotection/Remyelination Endpoints The Visual System is a Window into the Brain ( T L T V + E = 1 2 3 4 5 6 7 8 9 KEY 9 - Hole Peg Test Symbol Digit Modalities Timed 25 - Ft Walk Measuring MS Functional Improvement 1 Balcer et la. Mult Scler. 2017 Apr;23(5):734 - 747. doi: 10.1177/1352458517690822.

28 Significant Clinical Improvement Across Study Population Over 48 - Weeks Primary Endpoint (LCLA, Best - Corrected) Phase 2 Low Contrast Letter Acuity (2 . 5 % G r e y - S c a l e )

Strong Intellectual Property

Extensive Patent Portfolio With Protection Through 2035 [a] & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation

CSN®

Clean surface nanocrystal (CSN) therapeutics

Patent Status [b]	Patent Description	Trade Secrets
Issued & Allowed Patents 130+	Process And Method/Device (Clean Surface; Gold CSN)	Plasma Conditioning
Pending Applications >30	State of Matter (CNM-Au8)	Electrode Design & Cycling
Total Patents/ Applications >160	Method of Use (Prevent Demyelination & MoA)	Trough Flow, Temp, Pressure
	Method of Use (Bi-Metallic Au/Pt; Antimicrobial)	Concentration & Filtration

29

[a] With Patent Restoration Term (assuming 5-year extension). [b] As of 30-Sepbember-2021.

clene NANOMEDICINE

Clene | Proprietary Nanocrystal Manufacturing

In-House ISO8 Clean Room Clinical Production in Maryland


Maryland

Designed to be Scalable to Commercialization

- Patented Hydro-electro-Crystallization
- Proprietary Trade Secrets
- Validated CMC Processes



30

CLENE NANOMEDICINE

Anticipated Timeline & Upcoming Milestones 2020 - 2023 31

CLENE | Company Highlights

Nanotherapeutics Platform

- First-in-class nanotherapeutic with high catalytic activity to drive energy production and utilization in stressed CNS cells
- Applications across neurology, infectious disease, and oncology

Lead Asset: CNM-Au8 for Neurorepair

- CNM-Au8 improves cellular energy production and utilization to promote neuroprotection and remyelination
- Phase 2 ALS proof-of-concept evidence of efficacy across clinical endpoints
- Phase 3 Healey ALS platform trial results expected in 2H 2022
- Phase 2 VISIONARY-MS in multiple sclerosis underway

Strong Execution Capabilities

- Proprietary electrochemical manufacturing process produces nanotherapeutics, scalable to commercialization
- Strong IP, including 130+ granted patents, and trade secrets

32
clene NANOMEDICINE

Clene Inc. HQ & Clinical Development 6 55 0 S o u th Mill r o c k D ri v e , S u i te G 5 0 S al t La k e C i t y , U T 8 4 1 2 1 R&D and Manufacturing 5 00 P ri n c i p i o P ar k w a y , S u i te 4 00 North East, MD 21901 © 2 0 21 C l e n e In c . Version: 8 - November - 2021